SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date  of  Report  (Date  of  earliest  event  reported)          July  16,  2004
                                                                 ---------------



                  Spectrum Sciences & Software Holdings Corp.
                ------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         Delaware                 000-50373                    80-0025175
         --------                 ---------                    ----------
(STATE OR OTHER JURISDICTION     (COMMISSION                 (IRS  EMPLOYER
    OF  INCORPORATION)          FILE  NUMBER)              IDENTIFICATION NO.)



     91  Hill  Avenue  NW,  Fort  Walton  Beach,  Florida     32548
     ----------------------------------------------------     -----
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)



REGISTRANT'S  TELEPHONE  NUMBER,  INCLUDING  AREA  CODE     (850)  796-0909
                                                            ---------------



                                 Not Applicable
                                ---------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)


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ITEM  5.     OTHER  EVENTS.

     Spectrum Sciences & Software Holdings Corp. ("Spectrum" or the "Company") issued a press release announcing that the U.S. Air Force has awarded the Company multi-year contracts for the purchase of the Company's products built in support of current Department of Defense needs. A copy of the press release is attached hereto as Exhibit 99.1.

     In addition, Spectrum has previously disclosed the existence of an SEC informal inquiry into the Company. Some Company actions under review by the SEC may ultimately be determined to have been improper, in which event the Company and its affiliates could be subject to enforcement actions, civil fines and penalties, shareholder damage claims or other consequences, which could have a material adverse effect on the Company. The Company is continuing to cooperate fully with the SEC's informal inquiry.

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)     Exhibits

     99.1 Press Release of the Company dated July 16, 2004, announcing the award of multi-year contracts by the U.S. Air Force.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SPECTRUM SCIENCES & SOFTWARE HOLDINGS CORP.


Date:  July  16,  2004               By:     /s/  William  H.  Ham,  Jr.
                                             ---------------------------
                                             William  H.  Ham,  Jr.
                                             President


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